Appalachia Consolidation Acquisition of Montage Resources NYSE: SWN www.swn.com August 12, 2020 Exhibit 99.2

Forward-Looking Statements Certain statements and information in this presentation may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. The words “believe,” “expect,” “anticipate,” “plan,” “intend,” “foresee,” “should,” “would,” “could,” “attempt,” “appears,” “forecast,” “outlook,” “estimate,” “project,” “potential,” “may,” “will,” “are likely” and other similar expressions are intended to identify forward-looking statements, which are generally not historical in nature. Examples of forward-looking statements in this presentation include, but are not limited to, statements regarding expected generation of free cash flow, benefits to the combined company’s financial metrics, anticipated synergies, expected production, the expected closing of the merger and the proposed retirement of Montage’s senior notes with proceeds from the announced equity offering. These forward-looking statements are based on our current expectations and beliefs concerning future developments and their potential effect on us. The forward-looking statements contained in this document are largely based on our expectations for the future, which reflect certain estimates and assumptions made by our management. These estimates and assumptions reflect our best judgment based on currently known market conditions, operating trends, and other factors. Although we believe such estimates and assumptions to be reasonable, they are inherently uncertain and involve a number of risks and uncertainties that are beyond our control. As such, management’s assumptions about future events may prove to be inaccurate. For a more detailed description of the risks and uncertainties involved, see “Risk Factors” in our most recently filed Annual Report on Form 10-K, subsequent Quarterly Reports on Form 10-Q, Current Reports on Form 8-K, and other SEC filings. We do not intend to publicly update or revise any forward-looking statements as a result of new information, future events, changes in circumstances, or otherwise. These cautionary statements qualify all forward-looking statements attributable to us, or persons acting on our behalf. Management cautions you that the forward-looking statements contained in this presentation are not guarantees of future performance, and we cannot assure you that such statements will be realized or that the events and circumstances they describe will occur. Factors that could cause actual results to differ materially from those anticipated or implied in the forward-looking statements herein include, but are not limited to: the timing and extent of changes in market conditions and prices for natural gas, oil and natural gas liquids (“NGLs”), including regional basis differentials and the impact of reduced demand for our production and products in which our production is a component due to governmental and societal actions taken in response to the COVID-19 pandemic; our ability to fund our planned capital investments; a change in our credit rating, an increase in interest rates and any adverse impacts from the discontinuation of the London Interbank Offered Rate; the extent to which lower commodity prices impact our ability to service or refinance our existing debt; the impact of volatility in the financial markets or other global economic factors, including the impact of COVID-19; difficulties in appropriately allocating capital and resources among our strategic opportunities; the timing and extent of our success in discovering, developing, producing and estimating reserves; our ability to maintain leases that may expire if production is not established or profitably maintained; our ability to realize the expected benefits from recent acquisitions and the Proposed Transaction (defined below) between the Company and Montage Resources Corporation ("Montage"); our ability to enter into an amendment to our credit agreement to permit the assumption of the senior notes of Montage in the merger; the consummation of or failure to consummate the Proposed Transaction and the timing thereof; costs in connection with the Proposed Transaction; integration of operations and results subsequent to the Proposed Transaction; our ability to transport our production to the most favorable markets or at all; the impact of government regulation, including changes in law, the ability to obtain and maintain permits, any increase in severance or similar taxes, and legislation or regulation relating to hydraulic fracturing, climate and over-the-counter derivatives; the impact of the adverse outcome of any material litigation against us or judicial decisions that affect us or our industry generally; the effects of weather; increased competition; the financial impact of accounting regulations and critical accounting policies; the comparative cost of alternative fuels; credit risk relating to the risk of loss as a result of non-performance by our counterparties; and any other factors listed in the reports we have filed and may file with the SEC that are incorporated by reference herein. All written and oral forward-looking statements attributable to us are expressly qualified in their entirety by this cautionary statement. Use of Non-GAAP Information This presentation contains non-GAAP financial measures, such as free cash flow, net debt, adjusted EBITDA and pre-tax PV-10, including certain key statistics and estimates. We report our financial results in accordance with accounting principles generally accepted in the United States of America (“GAAP”). However, management believes certain non-GAAP performance measures may provide users of this financial information additional meaningful comparisons between current results and the results of our peers and of prior periods. Please see the Appendix for definitions of the non-GAAP financial measures. Forward Looking Statements i n v e s t o r _ r e l at i o n s @ s w n . c o m Brittany Raiford 832.796.7906 Bernadette Butler 832.796.6079 Investor Relations Contacts

Additional Information and Where To Find It In connection with the proposed acquisition by the Company of Montage (the “Proposed Transaction”), the Company will file with the SEC a registration statement on Form S-4 to register the shares of the Company’s common stock to be issued in connection with the Proposed Transaction.  The registration statement will include a document that serves as a prospectus of the Company and a proxy statement of Montage (the “proxy statement/prospectus”), and each party will file other documents regarding the Proposed Transaction with the SEC. INVESTORS AND SECURITY HOLDERS OF THE COMPANY AND MONTAGE ARE URGED TO READ THE REGISTRATION STATEMENT, THE PROXY STATEMENT/PROSPECTUS, INCLUDING ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, AND ANY OTHER RELEVANT DOCUMENTS THAT WILL BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY, MONTAGE, THE PROPOSED TRANSACTION AND RELATED MATTERS. A definitive proxy statement/prospectus will be sent to Montage’s stockholders when it becomes available. Investors and security holders will be able to obtain copies of the registration statement and the proxy statement/prospectus and other documents containing important information about the Company and Montage free of charge from the SEC’s website or from the Company or Montage when it becomes available. The documents filed by the Company with the SEC may be obtained free of charge at the Company’s website at www.swn.com or at the SEC’s website at www.sec.gov. These documents may also be obtained free of charge from the Company by requesting them by mail at Investor Relations, 10000 Energy Drive, Spring, Texas 77389, or by telephone at (832) 796-4068. The documents filed by Montage with the SEC may be obtained free of charge at Montage’s website at www.montageresources.com or at the SEC’s website at www.sec.gov. These documents may also be obtained free of charge from Montage by requesting them by mail at Investor Relations, 122 W. John Carpenter Fwy, Suite 300, Irving, TX 75039, or by telephone at (469) 444-1736. Participants in the Solicitation The Company, Montage and certain of their respective directors, executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies from Montage’s stockholders with respect to the Proposed Transaction.  Information about the Company’s directors and executive officers is available in the Company’s Annual Report on Form 10-K for the fiscal year ended 2019 filed with the SEC on February 27, 2020 and its definitive proxy statement for the 2020 annual meeting of shareholders filed with the SEC on April 9, 2020.  Information concerning the ownership of Montage’s securities by Montage’s directors and executive officers is included in their SEC filings on Forms 3, 4 and 5, and additional information regarding the names, affiliations and interests of such individuals is available in Montage’s Annual Report on Form 10-K for the fiscal year ended 2019 filed with the SEC on March 10, 2020 and its definitive proxy statement for the 2020 annual meeting of shareholders filed with the SEC on April 28, 2020. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the registration statement, the proxy statement/prospectus and other relevant materials to be filed with the SEC regarding the Proposed Transaction when they become available. Stockholders, potential investors and other readers should read the proxy statement/prospectus carefully when it becomes available before making any voting or investment decisions. Registration Statement The Company has filed a registration statement (File No. 333-238633) (including a prospectus and the related Preliminary Prospectus Supplement) with the SEC for the offering of common stock to which this communication relates. Before you invest, you should read the prospectus in that registration statement, the Preliminary Prospectus Supplement and any other documents the Company has filed with the SEC for more complete information about the Company and the offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the Company, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by contacting Citigroup Global Markets Inc., c/o Broadridge Financial Solutions 1155 Long Island Avenue, Edgewood, NY 11717, or via telephone: 1-800-831-9146.   This presentation shall not be deemed an offer to sell or a solicitation of an offer to buy our securities in any jurisdiction in which such offer or solicitation is not permitted. The securities will be offered by means of a prospectus supplement and accompanying prospectus and only to such persons and in such jurisdictions as is permitted under applicable law. Additional Information

Increase Scale Position SWN as a gas and gas liquids leader in Appalachia Shareholder Returns Driven Strategy Increasing Resilience & Relevance Through People & Innovation Capitalize on strategic opportunities in an industry in transition Prioritize transactions that deliver impactful synergies and increase free cash flow Leverage track record of successful integration and execution Deliver free cash flow Maintain disciplined capital allocation Preserve differentiated culture of vigilance for HSE and ESG Convert resource to reserves Drive growth through development of organic and/or acquired Tier 1 assets Invest in projects that continue to strengthen overall corporate returns Stringent cost management Expand margins for increased profitability Hedge to reduce commodity risk Opportunistically reduce debt level over time Further enhance well performance; reduce base decline rate Leverage innovative technology Accelerate capital and operational efficiencies; further drive down costs Optimize commercial and marketing agreements Progress Best-In-Class Execution Create Sustainable Value Protect Financial Strength

Financial metrics include Return on Capital Employed, Cash Flow per Debt Adjusted Share, Cash Flow per Share, Free Cash Flow per Share and Earnings per Share. Based on strip pricing as of July 30, 2020. Free cash flow is a non-GAAP financial measure. See explanation on page 14. Complementary Appalachia Acquisition Transforms SWN to free cash flow Drive Best-In-Class Execution Enhances economic inventory, providing increased capital efficiency Marketing flexibility optimized to achieve better realized prices Enhances credit profile Improves fixed cost structure Protecting deal economics through dynamic hedging Strengthens financial metrics, including ROCE, CFPDAS, CFPS, FCFPS, EPS and margins(1) Free cash flow of approximately $100 million(2,3) starting in 2021 Third largest producer in Appalachia with approximately 3 Bcfe/day; largest condensate producer in basin Delivering synergies of approximately $30 million in identified annual G&A savings, potential for additional operational efficiencies Protect Financial Strength Create Sustainable Value Increase Scale

SWN Southwest Appalachia Net Acres: 287,693(3) YE 2019 Proved Reserves: 7.9 Tcfe(3) 1H2020 Production: 962 MMcfe/d(5) 50% gas 42% NGL 8% oil SWN Northeast Appalachia Net Acres: 173,994(3) YE 2019 Proved Reserves: 4.8 Tcf(3) 1H2020 Production: 1,247 MMcf/d(5) 100% gas Montage Net Acres: 324,500(4) YE 2019 Proved Reserves: 2.7 Tcfe(3) 1H2020 Production: 581 MMcfe/d(5) 81% gas 13% NGL 6% oil SWN MR Overlap Increasing scale and improving returns with in-basin consolidation through an at-market, all-stock transaction SWN + MR Overview Flexible, high-quality portfolio SWN + MR Market Capitalization(1) $1.9B Enterprise Value(1) $5.0B Net Debt / Adjusted EBITDA(2) 3.0x YE 2019 Proved Reserves(3) Natural Gas / Oil / NGL 15.5 Tcfe 79% / 5% / 17% YE 2019 Proved Reserve PV-10(3) $5.2B 1H2020 Production Natural Gas / Oil / NGL 2.8 Bcfe/d 79% / 4% / 17% Net Acres(4) ~786,000 Total Locations(3) ~5,150 As of August 11, 2020. As of June 30, 2020. Net debt to adjusted EBITDA is a non-GAAP financial measure. See explanation and reconciliation on page 14. As of December 31, 2019. PV-10 is pre-tax. Pre-tax PV-10 is a non-GAAP financial measure. See explanation on page 14. As of June 30, 2020. Percentages are representative of production for six months ended June 30, 2020. Acreage by County

No premium, all-stock transaction MR shareholders will receive 1.8656 SWN common shares for every share of MR stock owned Southwestern shareholders will own ~90% of the combined company Subject to customary closing conditions and regulatory approvals, including approval by MR shareholders EnCap, Montage’s ~39% shareholder has agreed to vote in favor of this transaction Expected to close fourth quarter 2020 Transaction Summary

324,500 net acres(1) across Southeast Ohio, Northwest West Virginia and Northeast Pennsylvania spanning all commodity windows 183,700 acres in Utica Shale Fairway 56,500 acres in proven, stacked pay, high return Marcellus super rich Montage Asset Base High quality acreage As of June 30, 2020. As of December 31, 2019. PV-10 is pre-tax. Pre-tax PV-10 is a non-GAAP financial measure. See explanation on page 14. Production for six months ended June 30, 2020. Remaining locations as of December 31, 2019 per SWN analysis. YE 2019 Proved Reserves(2) 2.7 Tcfe YE 2019 Proved Reserve PV-10(2) $1.5B 1H 2020 Production(3) 581 MMcfe/d Total Locations(4) ~520 Average Working Interest for Producing Wells(1) 86% Operated Production(1) 96% Southwest Appalachia Acreage Map SWN Acreage MR Acreage Core Utica dry gas and super rich Marcellus Emerging liquids-rich Utica

Acquired assets provide attractive returns Portfolio integrates well with near-term development plans; drilling across all acreage Proven, high return dry gas Utica in core of play with proximity to major markets Tier 1 Marcellus super rich gas complementing Southwest Appalachia rich gas and super rich gas acreage Differentiated liquids acreage expanded Expansion opportunities into emerging Utica liquids rich windows Value further strengthened by SWN’s operational agility Natural gas remains the fundamental commodity in portfolio Portfolio Optionality Increasing depth of high quality inventory Returns Driven Investment Flexibility Rich Gas Super Rich Gas Dry Gas Greater Gas Greater Liquids SWN MR Super Rich Gas Dry Gas Rich Gas

Building on financial strength Retains peer leading maturity window with ample liquidity Proceeds from equity issuance will be used to reduce near-term maturities Potential to opportunistically refinance the remainder of MR 8.875% Senior Notes due 2023 Improving debt metrics Accretive to leverage ratio Free cash flow provides path to further reduction in absolute debt levels Top Tier Balance Sheet 5 year senior note maturity profile remains differentiated Note: Peers in chart include AR, COG, CNX, EQT and RRC. Includes senior notes and amounts outstanding on credit facilities as of June 30, 2020. Assumes proceeds of $150 million equity issuance used to pay down debt and an amendment to SWN credit agreement that will permit, among other things, the assumption of Montage notes. $0.6B $0.9B $1.0B $1.3B $2.0B $2.0B (1)

Increases scale… Creates the 3rd largest producer in Appalachia, in both total equivalent and liquids production Scale improves stability and resilience Increases locations economic at current strip pricing(1) …and improves investable value proposition Enhances credit metrics Expect free cash flow starting in 2021 of approximately $100 million(1,3) Resilient Value Proposition Strip pricing as of July 30, 2020. Source: Company filings. Peers include: AR, COG, CNX, EQT and RRC. 3) Net debt to adjusted EBITDA as of June 30, 2020. Net debt to Adjusted EBITDA and free cash flow are non-GAAP financial measures. See explanations on page 14. Net Debt to Adjusted EBITDA(2,3) First Half of 2020 Production (Bcfe/day)(2) (3) One of only two companies with greater than 1 Tcfe of annual production and leverage of 3x or less

Transaction Aligns with SWN Strategy Accretive long-term value proposition for shareholders Strengthens financial metrics Delivers free cash flow Create Sustainable Value Accretive to leverage Improves fixed cost structure Protect Financial Strength Enhances economic inventory Optimizes firm transportation Drive Best-In-Class Execution Immediate impactful synergies Increases portfolio optionality Increase Scale

Premier asset base – 786,000 acres across West Virginia, Pennsylvania and Ohio Tier 1 natural gas acreage – high-rate, high-value natural gas assets; approximately 80% of production natural gas Basin leading liquids production – highest yield condensate acreage Free cash flow starting in 2021 Returns driven capital allocation – portfolio optionality meeting stringent return hurdles Financial strength – ample liquidity and peer leading maturity profile Low cost operator – top quartile well costs; delivering reductions across all expense categories Right-sized transportation portfolio – delivering to premium markets Operational excellence & logistics management – SWN drilling rigs and frac crew providing agility; low-cost water management Recognized ESG & HSE leadership – low methane emission intensity; recognized chemical disclosure and management; leading corporate governance standards Proven management team – highly experienced, dynamic team focused on long-term value creation Why Invest in SWN? Building long-term shareholder value

Pre-tax PV-10 is defined as PV-10 before the impact of taxes. Pre-tax PV-10 is a non-GAAP financial measure and generally differs from standardized measure, the most directly comparable GAAP financial measure, because it does not include the effects of income taxes on future net revenues. Neither pre-tax PV-10 nor standardized measure represents an estimate of the fair market value of oil and natural gas properties. Net debt is defined as short-term debt plus long-term debt less cash and cash equivalents.  Adjusted EBITDA is defined as net income (loss) plus interest, income tax expense (benefit), depreciation, depletion and amortization, expenses associated with the restructuring charges, impairments, legal settlements and gains (losses) on unsettled derivatives less gains (losses) on sale of assets and gains on early extinguishment of debt over the prior 12 month period. Net cash flow is defined as cash flow from operating activities before changes in operating assets and liabilities. Free cash flow is defined as net cash flow less accrual based capital expenditures, and estimates free cash flow for future periods is based on strip pricing as of July 30, 2020.  Southwestern has included information concerning Net debt / Adjusted EBITDA because it is used by certain investors as a measure of the ability of a company to service or incur indebtedness and because it is a financial measure commonly used in the energy industry.  Net debt / Adjusted EBITDA should not be considered in isolation or as a substitute for net income, net cash provided by operating activities or other income or cash flow data prepared in accordance with generally accepted accounting principles or as a measure of the Company's profitability or liquidity. Net debt / Adjusted EBITDA, as defined above, may not be comparable to similarly titled measures of other companies. These adjusted amounts are not a measure of financial performance under GAAP. The Company does not provide a reconciliation to estimated Free Cash Flow because the Company does not provide the GAAP financial measures of net income or loss or net cash provided by operating activities on a forward-looking basis because it is unable to predict, without unreasonable effort, certain components thereof including, but not limited to capital expenditures, production and realized prices for production. These items are inherently uncertain and depend on various factors, many of which are beyond its control. As such, any associated estimate and its impact on GAAP performance and cash flow measures could vary materially based on a variety of acceptable management assumptions. Explanation of Non-GAAP Measures